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                                                                   EXHIBIT 10.36



[LOGO]         BANK OF AMERICA
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                                           CORPORATE RESOLUTION TO OBTAIN CREDIT


        RESOLVED, that this corporation, Discovery Partners International, Inc., may:

        1. borrow from Bank of America National Trust and Savings Association ("Bank");

        2. obtain for the account of this corporation commercial and standby letters of credit issued by Bank;

        3. obtain for the account of this corporation Bank's acceptance of drafts and other instruments; and

        4. discount with or sell to Bank notes, acceptances, drafts, receivables and other evidences of indebtedness, and assign or otherwise transfer to Bank any security interest or lien for such obligations;

from time to time, in such amount or amounts as in the judgment of the Authorized Officers (as hereinafter defined) this corporation may require (the credit facilities described in the first part of this resolution are collectively referred to herein as the "Credit Facilities"); provided, however, that the aggregate principal amount outstanding at any one time under the Credit Facilities authorized by this resolution shall not exceed the sum of Seven Hundred Thousand and 00/100 Dollars ($700,000.00), which sum shall be in addition to such other amount or amounts as otherwise may be authorized.

        RESOLVED FURTHER, that his corporation is authorized to enter into one or more agreements with the Bank relating to any interest rate swap, any forward rate transaction, any interest rate cap or collar transaction, any similar transaction, any option to enter into any of the foregoing or any combination of any of the foregoing, which agreements may be oral or in writing (collectively referred to herein as "Swap Contracts").

        RESOLVED FURTHER, that the Authorized Officers are hereby authorized and directed, as security for any obligation or obligations of this corporation to Bank, whether arising pursuant to these resolutions or otherwise, to grant in favor of Bank a security interest in or lien on any real or personal property belonging to or under the control of this corporation.

        RESOLVED FURTHER, that

                      1. If only one signature is obtained, any one of the
                         following:

                                 a. Riccardo Pigliucci, President and Chief
                                    Executive Officer

                                 b. Jack Fitzpatrick, Chief Financial Officer
                                    and Secretary

                                 c.

                                 d.

                                 e.

                                 f.

                      2. If two signatures are obtained, any one of the
                         followings:

                                 a.

                                 b.

                                 c.

                                 d.

                                 e.

                                 f.

                         together with any one of the following:

                                 g.

                                 h.

                                 i.

                                 j.

                                 k.

                                 l.


of this corporation, acting individually or in any combination as may be set forth above (the "Authorized Officers"), are hereby authorized and directed, in the name of this corporation, to execute and deliver to Bank, and Bank is requested to accept:

        a. the notes, credit agreements, advance account agreements, acceptance agreements, letter of credit applications and agreements, purchase agreements or other instruments, agreements and documents which evidence the obligations of this corporation under the Credit Facilities obtained pursuant to these resolutions;



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        b. any and all security agreements, deeds of trust, mortgages, financing statements, fixture filings or other instruments, agreements and documents with respect to any security interest or lien authorized to be given pursuant to these resolutions;

           c. any master agreement and the related schedule, confirmation or other agreement or certificate as Bank may require relating to Swaps Contracts; and

           d. any other instructions, agreements and documents as Bank may require and the Authorized Officers may approve.

           RESOLVED FURTHER, that the Authorized Officers are hereby authorized and directed, in the name of this corporation, to endorse, assign to Bank, and deliver to Bank, any and all notes, acceptances, drafts, receivables and other evidences of indebtedness discounted with or sold to Bank, together with any security interest or lien for such obligations, and to guarantee the payment of the same to Bank. RESOLVED FURTHER, that any and all of the instruments, agreements and documents referred to above may contain such recitals, covenants, agreements and other provisions as Bank may require and the Authorized Officers may approve, and the execution of such instruments, agreements and documents by the Authorized Officers shall be conclusive evidence of such approval, and that the Authorized Officers are authorized from time to time to execute renewals or extensions of any and all such instruments, agreements and documents. RESOLVED FURTHER, that Bank is authorized to act upon the foregoing resolutions until written notice of revocation is received by Bank, and that the authority hereby granted shall apply with equal force and effect to the successors in office of the Authorized Officers.

                        CORPORATE SECRETARY'S CERTIFICATE

           I, Jack Fitzpatrick, Secretary of Discovery Partners International, Inc., a corporation organized and existing under the laws of the State of California (the "Corporation"), hereby certify that the foregoing is a full, true and correct copy of resolutions of the Board of Directors of the Corporation, duly and regularly adopted by the Board of Directors of the Corporation in all respects as required by law and the by-laws of the Corporation on February 3, 1999, at a meeting at which a quorum of the Board of Directors of the Corporation was present and the requisite number of such Directors of the Corporation to the adoption of said resolutions. I further certify that said resolutions are still in full force and effect and have not been amended or revoked, and that the specimen signatures appearing below are the signatures of the officers authorized to sign for the Corporation by virtue of such resolutions.

        Date:    Feb 3 ,          1999
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AUTHORIZED SIGNATURES:

X     /s/ Riccardo Pigliucci           X  /s/ Jack Fitzpatrick
   -----------------------------          --------------------------------------
   Riccardo Pigliucci,                    Jack Fitzpatrick
   President and                          Secretary of
   Chief Executive Officer                Discovery Partners International, Inc.
                                          a California corporation


X   /s/ Jack Fitzpatrick
   -----------------------------
   Jack Fitzpatrick,
   Chief Financial Officer and Secretary



X
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X                                         Affix Corporate Seal Here:
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                                          [SEAL]


X
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X
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